Exhibit 32

                         Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Douglas H. Yaeger, Chairman of the Board, President and Chief Executive Officer of The Laclede Group, Inc., hereby certify that

         (a) To the best of my knowledge, the accompanying report on Form 10-K for the year ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-K for the year ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.

Date:    11/18/03
      --------------

                                        /s/ Douglas H. Yaeger
                                        ---------------------
                                        Douglas H. Yaeger
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                         Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Barry C. Cooper, Chief Financial Officer of The Laclede Group, Inc. hereby certify that

         (a) To the best of my knowledge, the accompanying report on Form 10-K for the year ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-K for the year ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.

Date:    11/18/03
      --------------

                                        /s/ Barry C. Cooper
                                        -------------------
                                        Barry C. Cooper
                                        Chief Financial Officer

                         Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Douglas H. Yaeger, Chairman of the Board, President and Chief Executive Officer of Laclede Gas Company, hereby certify that

         (a) To the best of my knowledge, the accompanying report on Form 10-K for the year ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-K for the year ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date:    11/18/03
      --------------

                                        /s/ Douglas H. Yaeger
                                        ---------------------
                                        Douglas H. Yaeger
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                         Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Barry C. Cooper, Chief Financial Officer of Laclede Gas Company, hereby certify that

         (a) To the best of my knowledge, the accompanying report on Form 10-K for the year ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-K for the year ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date:    11/18/03
      --------------

                                        /s/ Barry C. Cooper
                                        -------------------
                                        Barry C. Cooper
                                        Chief Financial Officer